NASDAQ: FNJN Investor Presentation June 2019 NASDAQ: FNJN 1 © 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED

2 NASDAQ: FNJN Safe Harbor Statement The following presentation is prepared as of June, 2019 and development of a liquid trading market for our securities and other outlines matters for informational purposes only. This document factors described under Item 1A, “Risk Factors,” as set forth in does not constitute an offer to sell or a solicitation of an offer to the Company’s Annual Report on Form 10-K filed on March 13, buy any securities of Finjan Holdings, Inc. (“Finjan”, “we” or “us”). 2019 or Quarterly Report on Form 10-Q filed with the SEC and any subsequent quarterly or current reports. This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as The Company will continue to file annual, quarterly and current amended, and Section 21E of the Securities Exchange Act of reports, proxy statements and other information with the SEC. 1934, as amended. These statements include statements Forward looking statements speak only as of the dates specified regarding our expectations, intentions, beliefs and projections in such filings or presentations. Except as expressly required about our future results, performance, prospects and under federal securities laws and the rules and regulations of the opportunities. These statements can be identified by the fact that Securities and Exchange Commission, we do not undertake any they do not relate strictly to historical or current facts or by the obligation to update any forward-looking statements to reflect use of words such as “anticipate,” “believe,” “could,” “estimate,” events or circumstances arising after any such date, whether as a “expect,” “intend,” “may,” “plan,” “project,” “potential,” “should,” result of new information or future events or otherwise. You “will,” “will be,” “would,” the negative of these terms and similar should not place undue reliance on the forward-looking expressions, but this is not an exclusive way of identifying such statements included in this presentations or that may be made statements. Readers are cautioned that forward-looking elsewhere from time to time by us, or on our behalf. All forward- statements are not guarantees of future performance. Our actual looking statements attributable to us are expressly qualified by results, performance and achievements may differ materially from these cautionary statements. those expressed in, or implied by, the forward-looking statements Our filings with the SEC are available to the public on, and may contained in this presentation as a result of various risks, be reviewed at, the SEC’s internet website www.sec.gov and on uncertainties and other factors. Important factors that could cause Finjan’s web site www.finjan.com. You may also read and copy our actual results to differ materially from our expectations any document that Finjan files with the SEC at the SEC’s Public include, without limitation, our ability to execute our business Reference Room, 100 F Street, N.E., Washington, D.C. 20549. plan, the outcome of pending or future enforcement actions, our Please call the SEC at 1-800-SEC-0330 for further information on ability to expand our technology portfolio, the enforceability of our the Public Reference Room and their copy charges. patents, the continued use of our technology in the market, the 2 © 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Strong Cash Position; Sustained Revenue Growth ROE 38% 90000 $82,300 80000 ROE 49% 70000 60000 $50,484 * EPS $0.75 $43,314 50000 $41,169 40000 EPS ROE (12%) ROE 7% $0.90 30000 $17,505 ROE (18%) $18,115 20000 $13,678 EPS $4,998 $6,101 $4,687 10000 $0.02 0 2014 2015 2016 2017 2018 Cash Revenue *Includes redemption and retirement of $13.6M remaining Series A-1 Preferred Shares 3 © 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED

Finjan Investment Highlights

1

Fundamental and Comprehensive Cybersecurity Patent Portfolio

- More than 50 organically-developed Finjan patents issued and pending worldwide
- Enhanced by acquisition of 90+ complementary patents from IBM, Trend Micro, others
- Outstanding track record of patent validity

2

Successful Licensing & Enforcement History

- 20+ licensees and over $350M (cash value) in license fees generated to date
- Recent deals with security industry leaders – Symantec, Carbon Black, Trend Micro, Zscaler

3

Increasing Demand as Cybersecurity Market Expands

- Cybersecurity is now a ~$100B market and growing rapidly
- Active pipeline of more than two dozen prospective licensees

4

Maintained Financial Stability During Active Litigation Period

- Strong liquidity with Cash Balance of $40.5M (Mar 31, 2019)
- Robust 2019 litigation pipeline with 2-3 trials scheduled annually through 2021

5

Multiple Growth Opportunities

- Continued runway in core market, expanded recently through partnerships
- Newly broadened operating mandate to expand into new licensing programs

6

Outstanding Management Team

- Viewed as industry leaders in IP management: both corporation and management team
- Defined industry standard best practices in licensing

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© 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED

Company Snapshot PATENT PORTFOLIO STATISTICS SELECT LICENSEES Patents issued & 72 pending worldwide Patents issued & 14 pending worldwide Patents 107IBM Deal I, IBM Deal II, Trend Micro, and more LICENSING REVENUE N E T C A S H ($ in thousands) $ 82,355 ($ in thousands) $ 43,314 $ 50,484 $ 22,204 $ 18,387 $ 6,101 $ 4,687 $ 192 2015 2016 2017 2018 Dec 2015 Dec 2016 Dec 2017 Dec 2018 Note: Net Cash defined as cash less debt less preferred stock 5 CONFIDENTIAL © 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Significant IP Licensing of Fundamental Patents Finjan has generated over $350M in licensing fees 2017 2015 VERDICT 2005 CONFIDENTIAL 2018 2014 2016 2012 2008 CONFIDENTIAL VERDICT 2009 VERDICT 2019 2005 NASDAQ: FNJN 2019 6 © 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Select Litigation Catalysts NDCA/Judge Hamilton Case stayed NDCA/Judge Freeman Trial: 6/1/20 SDCA/Judge Bencivengo Trial: 10/29/19 NDCA/Judge Freeman Trial: 5/3/21 NDCA/Judge Gilliam Trial: 4/6/20 NDCA/Judge Alsup Trial: 10/21/19 NDCA/Judge Orrick Markman: 8/19/19; Trial: 1/25/21 DDEL/Judge Noreika Markman:10/18/19; Trial: 2/22/21 NDCA/Judge Donato Case initiated:10/26/2018 NDCA/Judge Gonzalez Rogers Case initiated:11/29/2018 7 © 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Marquee List of Licensees 20+ Licensees, >$350M in Contracted Licensing Fees LICENSED I N P R O C E S S UNTAPPED POTENTIAL $164M $187M Est. 200 - 400M Microsoft Websense $200M Litigation Licensing Secure Comp. Proofpoint ESET Undisclosed M86 Security Avast/AVG Palo Alto licensing pipeline, Trustwave F5 Networks Juniper 20+ companies Webroot FireEye Cisco McAfee Sophos 5+ Licensees 15+ Licensees 20+ Licensees 8 Years 4 Years 4 Years Private Company Public Company 2005 - 2013 2014 - 2018 2019 - 2022 2022 - Beyond Market Segments Endpoint Web Gateway Network Security Web Application Security Notes: Select list of licensees and defendants, IDC for market segmentations, company estimates 8 © 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED finjan Cybersecurity
NASDAQ: FNJN

INVINCIBULL®

New Initiatives to Drive Subscribers

- Location promotion to convert free users to paid
- Event-driven promos to drive buzz and traffic
- In-App messaging to engage user-base and loyalty

Successful Press Momentum and Brand Building

- Positive Review on BestVPN
- Joined “Signals for Trustworthiness,” select group of VPNS hosted by the Center for Democracy & Technology
- Active branding via blog and social media


CENTER FOR DEMOCRACY & TECHNOLOGY
Trustworthy Personal VPNs
InvinciBull Launch Date: Sept. 2018
>1M
DOWNLOADS & COUNTING
App Store
Google play

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© 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED

finjan Cybersecurity
NASDAQ: FNJN

JVP Investment

- Finjan becomes LP cybersecurity fund managed by Jerusalem Venture Partners ("JVP")
  - $3.2M has been “called” since 2013 investment
  - $1.8M commitment remains, may be drawn at any time
  - ~$1M in proceeds retuned from early exits
- Focus on inventive, next generation, early-stage cybersecurity technology companies
  - 11 portfolio investments to date
  - 2 early exits to PayPal and Huawei
- Enables Finjan access to cutting-edge security trends through highly collaborative discussions with JVP and portfolio companies

CYACTIVE Future Proof Security → PayPal 2015

hexatier Secure, Comply, Go! → HUAWEI 2016

JVP'S CYBERSECURITY PORTFOLIO

AppDome
CORONET
MORPHISEC Polymorphic Cyber Defense
SCADAfence
SECBI
SECRET DOUBLE OCTOPUS
SECRET SKY
source DEFENSE
THETARAY
upsonit
1touch.io Discovery. Mapping. Flow.

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© 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Investor Summary Key Statistics (as of December 31, 2018) Ticker FNJN (NASDAQ) 52-Week Trading Range $2.11 - $5.54 2018 EPS $0.75 Common Shares Outstanding 27.5M Cash $43M Debt/Preferred Shares $0 Share Repurchase Program $2M repurchased 11 © 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Contact Us www.finjan.com @FinjanHoldings Vanessa Winter Director of Investor Relations Linkedin.com/company/finjan Finjan Holdings, Inc. 650-282-3245 Facebook.com/FinjanHoldings vanessa@finjan.com 2000 University Ave., Suite 600 E. Palo Alto, CA 94303 12 ©© 2019 2019 Finjan Holdings, Inc. ALL RIGHTS RESERVED